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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 1999

                              STEEL DYNAMICS, INC.
             (Exact name of registrant as specified in its charter)


          Indiana                  0-21719                      35-1929476
(State or other jurisdiction       (Commission File Number)    (IRS Employer
    of incorporation or                                      Identification No.)
       organization)


7030 Pointe Inverness Way, Suite 310,                              46804
Fort Wayne, Indiana                                              (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: 219-459-3553

         (Former name or former address, if changed since last report.)
                                 Not Applicable
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 19, 1999, the Board of Directors, upon the recommendation of the Audit Committee, appointed Ernst & Young LLP as independent auditors to conduct the Company's Annual Audit for the fiscal year ending December 31, 1999, subject to stockholder approval. If a majority of the shares voting at the Annual Meeting does not approve of the appointment, the Board of Directors will reconsider that appointment. It is believed that representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire, and will be available to respond to appropriate questions from stockholders.

         The 1997 and 1998 Annual Audits were conducted by Deloitte & Touche LLP. The determination to appoint a new independent accounting firm for the 1999 Annual Audit was made by the Company and was approved by the Audit Committee. The reports of Deloitte & Touche LLP for the past two fiscal years did not contain any adverse opinion or any disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Furthermore, in connection with the audits of the Company's financial statements for the two fiscal years ended December 31, 1997 and December 31, 1998 and during the interim period through April 19, 1999, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure. The Company did not at any time during the foregoing period prior to Ernst & Young's engagement consult with that firm regarding the application of any accounting principles to any specified transaction, the type of audit opinion that might be rendered, or with respect to any matter that was either the subject of a disagreement with the Company's prior auditors or that would constitute a reportable event within the scope of Item 304(a) of SEC Regulation S-K.

         Attached to this Report as Exhibit 16 is a letter dated April 27, 1999 from Deloitte & Touche LLP, addressed to the Commission, setting forth their agreement with the first four sentences of the second paragraph and the first sentence of the third paragraph of this Item 4.
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ITEM 5.  OTHER EVENTS.

         In April 1999, the Company's Board of Directors amended Section 3.2 of the Company's Bylaws to reduce the number of directors to nine (9). Such amendment is reflected in the revised Bylaws filed as Exhibit 3.2(a) to this Form 8-K.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Not applicable.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STEEL DYNAMICS, INC.

Dated:  May 3, 1999                    By: /s/ Tracy L. Shellabarger, Secretary
                                           ------------------------------------
                                         Tracy L. Shellabarger, Secretary